Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
July 31, 2019

Shares		Fair Value

	MLP & MLP RELATED SECURITIES - 90.2%
	LNG INFRASTRUCTURE - 8.4%
194,000	Cheniere Energy, Inc.*	$12,639,100
1,417,261	GasLog Ltd.	20,181,797
290,499	GasLog Partners LP	6,260,255
		39,081,152
	PIPELINE - DIVERSIFIED - 25.5%
2,559,200	Energy Transfer LP	36,801,296
1,238,100	Enterprise Products Partners LP	37,279,191
1,827,100	Kinder Morgan, Inc.	37,674,802
370,182	Rattler Midstream LP*	6,863,174
		118,618,463
	PIPELINE - NATURAL GAS - 16.5%
561,912	Equitrans Midstream Corp.	9,322,120
304,300	ONEOK, Inc.	21,325,344
285,100	TC Energy Corp.	13,958,496
1,306,400	The Williams Companies., Inc.	32,189,696
		76,795,656
	PIPELINE - NGL INFRASTRUCTURE - 10.2%
1,658,822	Antero Midstream GP LP	15,128,457
235,370	DCP Midstream Partners LP	6,952,830
1,907,822	Enlink Midstream LLC	18,315,091
187,743	Targa Resources Corp.	7,305,080
		47,701,458
	PIPELINE - PETROLEUM - 18.3%
246,100	Magellan Midstream Partners LP	16,277,054
508,140	MPLX LP	14,913,894
102,437	Noble Midstream Partners LP	3,174,523
2,096,633	Plains GP Holdings LP	50,654,653
		85,020,124
	PIPELINES & TRANSPORTATION - 8.6%
667,552	Enbridge, Inc.	22,289,561
320,100	Pembina Pipeline Corp.	11,616,429
327,996	Tallgrass Energy GP LP	6,287,683
		40,193,673
	SHIPPING - 2.7%
640,439	KNOT Offshore Partners LP	12,437,325

	TOTAL MLP & MLP RELATED SECURITIES (Cost $422,381,666)	419,847,851

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
July 31, 2019
Shares		Fair Value
	EXCHANGE TRADED NOTES - 6.7%
	EQUITY FUNDS - 6.7%
513,800	ETRACS Alerian MLP Index ETN	$8,097,488
369,400	ETRACS Alerian MLP Infrastructure Index ETN	8,086,166
603,000	JPMorgan Alerian MLP Index ETN	15,056,910
	TOTAL EXCHANGE TRADED NOTES (Cost $32,065,072)	31,240,564

	SHORT-TERM INVESTMENT - 1.4%
	MONEY MARKET FUND - 1.4%
6,536,162	Goldman Sachs Financial Square Funds - Government Fund	6,536,162
	to yield 2.08% ** (Cost $6,536,162)

	TOTAL INVESTMENTS - 98.3% (Cost $460,982,900)	$457,624,577
	OPTIONS WRITTEN - (0.0) % (Proceeds - $72,401)	(18,000)
	OTHER ASSETS LESS LIABILITIES - 1.7%	7,845,705
	NET ASSETS - 100.0%	$465,452,282

OPTIONS WRITTEN - (0.0)%	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
CALL OPTIONS WRITTEN - (0.0)%
ONEOK, Inc.	500	3,625,000	72.50	8/16/2019	(7,000)
Plains GP Holdings LP	500	1,300,000	26.00	8/16/2019	(5,500)
Plains GP Holdings LP	1,000	2,700,000	27.00	8/16/2019	(5,000)
The Williams Cos.	500	1,500,000	30.00	8/16/2019	(500)
TOTAL CALL OPTIONS WRITTEN (Proceeds $72,401)					$(18,000)

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on July 31, 2019.
ETN - Exchange Traded Note
MLP - Master Limited Partnership
+ The amount represents fair value derivative instruments subject to equity risk exposure as of July 31, 2019.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update "ASU" 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board also has engaged a third party valuation firm to attend valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
MLP & MLP Related Securities	$419,847,851	$-	$-	$419,847,851
Exchange Traded Notes	31,240,564	-	-	31,240,564
Short Term Investment	6,536,162	-	-	6,536,162
Total	$457,624,577	$-	$-	$457,624,577
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$13,000	$5,000	$-	$18,000
Total	$13,000	$5,000	$-	$18,000

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 2 or Level 3 securities during the period.

* Refer to the Portfolio of Investments for security classifications.

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Eagle MLP Strategy Fund	$469,321,512	$32,461,932	$(44,176,867)	$(11,714,935)